SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 31, 2003


                            HUB INTERNATIONAL LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
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                 (State or Other Jurisdiction of Incorporation)


                 1-31310                           36-4412416
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        (Commission File Number)      (I.R.S. Employer Identification No.)

          55 EAST JACKSON BOULEVARD, CHICAGO, IL              60604
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          (Address of Principal Executive Offices)          (Zip Code)

                                 (877) 402-6601
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              (Registrant's Telephone Number, Including Area Code)


                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 9.  Regulation FD Disclosure.

     The following information is disclosed pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition." It is being furnished under
Item 9 of this Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission.

     On July 31, 2003, Hub International Limited issued a press release announcing its unaudited second quarter financial results for the quarter ended June 30, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      HUB INTERNATIONAL LIMITED
                                             (Registrant)


Date:  July 31, 2003                  By:     /s/ Martin P.  Hughes
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                                           Name:   Martin P. Hughes
                                           Title:  Chairman of the Board
                                                   and Chief Executive Officer



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                                  Exhibit Index


Exhibit No.               Description

99.1                      Press release dated July 31, 2003.